Financial Instruments	12 Months Ended
Apr. 30, 2022
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Disclosure of financial instruments [text block]
12.	Financial Instruments
At April 30, 2022, the Company’s financial assets include cash, restricted cash and short-term investments. The Company’s financial liabilities include accounts payable and accrued liabilities, government loan payable, margin loan payable and lease liability. The Company uses the following hierarchy for determining and disclosing fair value of financial instruments:

●	Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities.
●	Level 2: other techniques for which all inputs have a significant effect on the recorded fair value which are observable, either directly or indirectly.
●	Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.
The Company’s cash, restricted cash, accounts payable and accrued liabilities and government loan payable approximate fair value due to their short terms to settlement. The Company’s margin loan payable and lease liability are measured at amortized cost and classified as level 2 within the fair value hierarchy. The fair value of the margin loan payable and lease liability approximate their carrying values as their interest rates are comparable to current market rates. The fair value of short-term investments is determined by obtaining the quoted market price of the short-term investment and multiplying it by foreign exchange rate, if applicable, and the quantity of shares held by the Company.
12.1	Financial risk management objectives and polices
The financial risk arising from the Company’s operations are credit risk, liquidity risk, commodity price risk, interest rate risk, currency risk and other price risk. These risks arise from the normal course of operations and all transactions undertaken are to support the Company’s ability to continue as a going concern. The risks associated with these financial instruments and the policies on how the Company mitigates these risks are set out below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

12.2	Credit risk
Credit risk is the risk of an unexpected loss if a customer or third-party to a financial instrument fails to meet its contractual obligations. Credit risk for the Company is primarily associated with the Company’s bank balances. The Company mitigates credit risk associated with its bank balance by holding cash and restricted cash with large, reputable financial institutions.

12.3	Liquidity risk
Liquidity risk is the risk that the Company will not be able to settle or manage its obligations associated with financial liabilities. To manage liquidity risk, the Company closely monitors its liquidity position and ensures it has adequate sources of funding to finance its projects and operations. The Company believes that, taking into account its current cash reserves, it has sufficient working capital for its present obligations for at least the next twelve months commencing from April 30, 2022. The Company’s working capital (current assets minus current liabilities) as at April 30, 2022 was $133,544. The Company’s accounts payable and accrued liabilities and current portion of lease liability are expected to be realized or settled, respectively, within a one-year
period.

12.4	Commodity price risk
The Company’s future profitability will be dependent on the royalty income to be received from mine operators. Royalties are based on a percentage of the minerals or the products produced, or revenue or profits generated from the property which is typically dependent on the prices of the minerals the property operators are able to realize. Mineral prices are affected by numerous factors such as interest rates, exchange rates, inflation or deflation and global and regional supply and demand.

12.5	Interest rate risk
The Company’s exposure to interest rate risk arises from the impact of interest rates on its cash and margin loan payable, which bear interest at fixed or variable rates. The interest rate risks on the Company’s cash balances are minimal. The Company’s margin loan payable bears a floating interest rate and an increase (decrease) of 10 basis point in
3-month
USD LIBOR would not have a significant impact on the net loss for the year ended April 30, 2022. The Company’s lease liability is determined using the interest rate implicit in the lease and an increase (decrease) of 10 basis point would not have a significant impact on the net loss for the year ended April 30, 2022.

12.6	Currency risk
Financial instruments that impact the Company’s net loss or other comprehensive income due to currency fluctuations include short-term investments denominated in UK pounds sterling and cash and restricted cash denominated in U.S. dollars. The impact of a Canadian dollar change against UK pounds sterling on short-term investments by 10% at April 30, 2022 would have an impact, net of tax, of approximately $3,885 on other comprehensive income. The impact of a Canadian dollar change against U.S. dollars on cash and restricted cash by 10% would have an impact of approximately $221 on net loss for the year ended April 30, 2022. The impact of a Canadian dollar change against the U.S. dollars on the margin loan by 10% would have an impact of approximately $1,117 on net loss for the year ended April 30, 2022.
12.7	Other price risk
The Company is exposed to equity price risk as a result of holding investments in other mining companies. The Company does not actively trade these investments. The equity prices of these investments are impacted by various underlying factors including commodity prices. Based on the Company’s short-term investments held as at April 30, 2022, a 10% change in the equity prices of these investments would have an impact, net of tax, of approximately $4,480 on other comprehensive income.